UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
Form 8-K
______________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 9, 2024
_______________________
AVIAT NETWORKS, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware	001-33278	20-5961564
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

200 Parker Dr., Suite C100A, Austin, Texas 78728
(Address of principal executive offices, including zip code)

(408)-941-7100
Registrant’s telephone number, including area code
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AVNW	NASDAQ Stock Market LLC
Preferred Share Purchase Rights		NASDAQ Stock Market LLC

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Explanatory Note:
On December 1, 2023, Aviat Networks, Inc. (“Aviat” or the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that, among other things, it had completed the acquisition of NEC Corporation’s (“NEC”) wireless backhaul business (the “NEC Transaction”). On February 9, 2024, the Company filed an amendment to the Original Form 8-K to provide the financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K. The Company is filing this Current Report on Form 8-K to provide a pro forma financial information update for the nine months ended March 29, 2024. The pro forma condensed combined financial information included as Exhibit 99.1 to this Current Report on Form 8-K has been presented for illustrative purposes only, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been if the NEC Transaction had occurred on the relevant date, and is not intended to project the future results or the financial condition that the Company may achieve following the NEC Transaction.

Item 8.01 Other Information.
This Current Report on Form 8-K includes the unaudited pro forma condensed combined financial information of the Company and the wireless transport business of NEC for the nine months ended March 29, 2024, which are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1*	Unaudited Pro Forma Condensed Combined Financial Information of Aviat and the Wireless Transport Business of NEC for the nine months ended March 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIAT NETWORKS, INC.

Date: May 9, 2024	By:	/s/ David M. Gray
		Name:	David M. Gray
		Title:	Senior Vice President and Chief Financial Officer